Ordinary Shares	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Ordinary Shares
15.	ORDINARY SHARES
Holders of Class A ordinary shares and Class B ordinary shares have the same rights except for conversion and voting rights. Each Class B ordinary share is convertible into one Class A ordinary share at any time, while Class A ordinary shares cannot be converted into Class B ordinary shares under any circumstances. Each Class A ordinary share is entitled to one vote.
As of December 31, 2020, the Company had 479,219,628 issued and outstanding ordinary shares after taking into account the effects of the Share Subdivision as detailed in Note 2(a).